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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), the undersigned officer of Healthtrac Inc. (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-K for the year ended February 28, 2003 as filed with the Securities and Exchange Commission (the "Report") that to his knowledge:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ EDWARD W. SHARPLESS
-------------------------------------
Edward W. Sharpless
President and Chief Executive Officer
June 13, 2003


/s/ TONY Z. DICOSTANZO
-------------------------------------
Tony Z. DiCostanzo
VP, Finance and Operations
June 13, 2003

This certification accompanies this 10-K Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.